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EXHIBIT 10.2

FORBEARANCE AGREEMENT

        This FORBEARANCE AGREEMENT (this "Agreement") is entered into as of February 28, 2002, by and among Archibald Candy Corporation, an Illinois corporation (the "Company"), and each of the entities identified on the signature pages hereto as "Noteholders" (collectively, the "Consenting Holders").

RECITALS:

        A.    The Consenting Holders hold certain 10 1/4% Senior Notes due 2004 (the "Notes"), which were issued pursuant to that certain Indenture dated as of July 2, 1997 (as amended, supplemented or otherwise modified from time to time, the "Indenture") by and between the Company and The Bank of New York, as trustee (the "Trustee").

        B.    The Company has failed to make the interest payment on the Notes that was due on January 2, 2002 (the "Existing Default").

        C.    The Consenting Holders are willing to forbear from enforcing their respective rights that arise because of the Existing Default for a limited period of time, subject to the terms and conditions of this Agreement.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        Section 1.    Definitions.

        1.1  All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Indenture.

        1.2  The following terms used in this Agreement shall have the meanings set forth below:

          "Advisers" means any attorneys, auditors, consultants, appraisers, investment bankers or other professionals designated by the Consenting Holders.

          "Credit Agreement" means that certain Financing Agreement dated as of June 28, 2001 by and among the Company, Sweet Factory, Inc., a Delaware corporation, The CIT Group/Business Credit, Inc., as agent, and the lenders thereunder, as amended, restated, supplemented or otherwise modified from time to time.

          "Forbearance Default" means any of the following: (a) the occurrence after the date hereof of any Indenture Default, other than the Existing Default or any Indenture Default that is the subject of a valid and binding forbearance agreement to which the Consenting Holders are parties; (b) the termination of that certain Forbearance Agreement dated as of December 31, 2001 (as amended by Amendment No. 1 thereto dated as of January    , 2002 and Amendment No. 2 thereto dated as of February    , 2002) among the Company, Holdings, Archibald Candy (Canada) Corporation, a Canadian corporation, and the "Agent" and "Lenders" under the Credit Agreement without the execution and delivery of another agreement containing terms reasonably satisfactory to the Consenting Holders (other than if the result of a breach by the Consenting Holders of their obligations under Section 2.1 hereof); (c) the termination of that certain Senior Preferred Forbearance Agreement dated as of February 27, 2002 among the Company, Holdings and the holders of the Senior Preferred Stock without the execution and delivery of another agreement containing terms reasonably satisfactory to the Consenting Holders (other than if the result of a breach by the Consenting Holders of their obligations under Section 2.1 hereof); (d) the failure of the Company to comply at any time in any material respect with any of its obligations under this Agreement; (e) any warranty or representation made by the Company under or in connection with this Agreement shall prove to be false in any respect as of the date when made; (f) any election by the holders of the Senior Preferred Stock of a director having 51% of the total voting power of Holdings' Board of Directors; (g) any payment or distribution by the Company to the holders of the Senior Preferred Stock, the Class A Preferred Stock or the Class B Preferred Stock or any other capital stock or equity interests of Holdings or to Holdings for payment to the holders of the Senior Preferred Stock, the Class A Preferred Stock or the Class B Preferred Stock or any other capital stock or equity interests of Holdings; or (h) the declaration that the unpaid principal and interest under the Notes is immediately due and payable pursuant to Section 6.2 of the Indenture or any other acceleration of the indebtedness of the Company under the Indenture and/or any of the Notes (in any case, other than if the result of a breach by the Consenting Holders of their obligations under Section 2.1 hereof).

          "Holdings" means Fannie May Holdings, Inc., a Delaware corporation.

          "Indenture Default" means any Event of Default under the Indenture.

          "Termination Event" means the earliest to occur of (a) April 30, 2002 (or such later date as may be mutually agreed in writing by the Company and the Consenting Holders), (b) an Indenture Event of Default under clause (9) or (10) of Section 6.1 of the Indenture and (c) the Consenting Holders owning a majority of the aggregate principal amount of the Notes held by all Consenting Holders provide written notice to the Company of their election to terminate this Agreement after the occurrence of a Forbearance Default.

        Section 2.    Agreement to Forbear.

        2.1  The Consenting Holders shall refrain through the Termination Event from taking any action to accelerate the Notes or exercising (including, by giving all necessary instructions permitted in accordance with the Indenture to the Trustee) any of their rights and remedies under the Indenture, the Notes, the Security Documents or applicable law that may exist by virtue of the Existing Default.

        2.2  Nothing in this Agreement shall be construed as a waiver of or acquiescence to the Existing Default, which shall continue in existence subject only to the agreement of the Consenting Holders, as set forth herein, not to enforce their rights or remedies or to direct the Trustee to enforce their rights or remedies until the Termination Event.

        2.3  Except as expressly provided herein, the execution and delivery of this Agreement shall not: (a) constitute an extension, modification or waiver of any aspect of the Indenture, the Notes or any Security Document; (b) extend the terms of the Indenture, the Notes or any Security Document or the due date of any of the principal or interest payments due on the Notes; (c) give rise to any obligation on the part of the Consenting Holders to extend, modify or waive any term or condition of the Indenture, the Notes or any Security Document; or (d) give rise to any defenses or counterclaims to the right of the Consenting Holders to compel payment of the principal or interest payments due on the Notes or to otherwise enforce their rights or remedies under the Indenture, the Notes or any Security Document.

        2.4  Except as expressly set forth herein, the Consenting Holders hereby expressly reserve all of their rights and remedies under the Indenture, the Notes and the Security Documents and under applicable law with respect to the Existing Default. From and after the Termination Event, the Consenting Holders shall be entitled to enforce the Indenture, the Notes and the Security Documents in accordance with their terms and applicable law.

        Section 3.    Representations and Warranties.

        3.1  In consideration of the agreement of the Consenting Holders to the forbearance herein contained, the Company hereby represents and warrants to the Consenting Holders as of the date hereof as follows:

          (a)  The execution, delivery and performance of this Agreement by the Company is within its corporate powers and has been duly authorized by all necessary corporate action on its part, and this Agreement constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

          (b)  The Indenture, the Notes and the Security Documents to which the Company is a party constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms.

          (c)  Except for the Existing Default, no Default or Indenture Event of Default exists.

        3.2  Each Consenting Holder hereby represents and warrants severally as to itself (and not jointly or jointly and severally) to the Company as of the date hereof that it owns Notes. Concurrently with the execution and delivery of this Agreement, Ropes & Gray, counsel to the Consenting Holders, is providing the Company a schedule stating the aggregate face amount of Notes held by the Consenting Holders.

        Section 4.    Covenants.

        In consideration of the agreement of the Consenting Holders to the forbearance herein contained, the Company hereby covenants and agrees with the Consenting Holders as follows:

        4.1  Upon reasonable prior written notice from, and the execution and delivery of reasonable and appropriate confidentiality agreements by, the Consenting Holders or their Advisers, as applicable, the Company shall make its and its subsidiaries' officers and other management personnel available for meeting with the Consenting Holders or their Advisers, as applicable, to discuss the affairs, finances, financial condition and business operations of the Company and its subsidiaries.

        4.2  Subject to the execution and delivery of appropriate confidentiality agreements by the Consenting Holders or their Advisers, as applicable, the Company shall cooperate fully, and cause its and its subsidiaries' officers and other management personnel to cooperate fully, in furnishing information as and when reasonably requested by the Consenting Holders or their Advisers regarding the affairs, finances, financial condition and business operations of the Company and its subsidiaries.

        4.3  The Company shall continue to perform and observe all terms and conditions contained in the Indenture, the Notes and the Security Documents that are not specifically subject to the forbearance provided in this Agreement.

        4.4  The Company shall promptly notify the Consenting Holders if and when a Forbearance Default occurs.

        Section 5.    Miscellaneous.

        5.1    Headings.    Section heading in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

        5.2    GOVERNING LAW.    THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CONFLICTS OF LAW PRINCIPLES.

        5.3    Counterparts.    This Agreement may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

        5.4    Continued Effectiveness.    The terms of the Indenture remain unchanged, and all such terms shall remain in full force and effect and are hereby confirmed and ratified.

        5.5    No Novation.    This Agreement shall not be deemed or construed to be a satisfaction, reinstatement, novation or release of the Indenture, the Notes or any Security Document or a waiver by any Consenting Holder of any of its rights and remedies under the Indenture, the Notes or any Security Document.

        5.6    Transfer of Notes.    Except as expressly provided herein, this Agreement shall not in any way restrict the right or ability of any Consenting Holder to sell, assign, transfer or otherwise dispose of any Notes; provided, however, that any such transfer prior to the Termination Event shall not be effective unless and until the transferee delivers to the transferor and the Company a written agreement, in form and substance reasonably satisfactory to the Company, pursuant to which such transferee assumes the obligations of the transferor hereunder in respect of the Notes transferred. The Company shall not transfer or assign any of its rights or obligations hereunder.

        5.7    Parties.    This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their successors and permitted assigns. No rights or obligations of any party under this Agreement may be assigned or transferred to any other Person, except as provided in Section 5.6 hereof. Nothing in this Agreement, express or implied, shall give to any Person, other than the parties hereto, any benefit or any legal or equitable right, remedy or claim under this Agreement.

        5.8    Notices.    All notices hereunder shall be deemed given if in writing and delivered or sent by telecopy, courier or by registered or certified mail (return receipt requested) to the addresses or telecopier numbers indicated on the signature pages hereto (or at such other addresses or telecopier numbers as shall be specified by like notice). Any notice given by delivery, mail or courier shall be effective when received. Any notice given by telecopier shall be effective upon oral or machine confirmation of transmission.

        5.9    Amendment.    This Agreement may not be amended except by written agreement of the Company and all of the Consenting Holders.

[signature pages follow]

        IN WITNESS WHEREOF, the parties hereto have caused this Forbearance Agreement to be executed as of the date first set forth above by their respective duly authorized officers.

COMPANY:	ARCHIBALD CANDY CORPORATION
Address:	By:	/s/ TED. A SHEPHERD
1137 W. Jackson Boulevard Chicago, IL 60607 Attention: President Telephone: 312-432-3409 Facsimile: 312-243-3992		Name: Title:	Ted. A. Shepherd President and Chief Operating Officer

NOTEHOLDERS:
MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
Address:	By:	/s/ STEVEN J. KATZ
MASS MUTUAL C/O D.L. BABSON & Co. 1500 Main Street Suite 2800 Springfield, MA 01115 Attn: Steven J. Katz Telephone: 413-226-1059 Fax: 413-226-2059		Name: Title:	Steven J. Katz Second Vice President and Associate General Counsel
MASSMUTUAL/DARBY CBO LLC
	By:	MassMutual/Darby CBO IM, Inc. as LLC Manager
Address:	By:	/s/ CHARLES MCCOBB
Same as above		Name:	Charles McCobb
		Title:	Managing Director
MASSMUTUAL HIGH YIELD PARTNERS II, LLC
	By:	HYP Management, Inc. As Managing Member
Address:	By:	/s/ CHARLES MCCOBB
Same as above		Name:	Charles McCobb
		Title:	Managing Director

SAAR HOLDINGS CDO LIMITED
	By:	Mass Mutual Life Insurance Co., As Collateral Manager
Address:	By:	/s/ STEVEN J. KATZ
Same as above		Name:	Steven J. Katz
		Title:	Second Vice President and Associate General Counsel
PERSEUS CDO I, LIMITED
	By:	Mass Mutual Life Insurance Co. as Portfolio Manager
Address:	By:	/s/ STEVEN J. KATZ
Same as above		Name:	Steven J. Katz
		Title:	Second Vice President and Associate General Counsel
SOMERS CDO, LIMITED
	By:	Mass Mutual Life Insurance Co. as Collateral Manager
Address:	By:	/s/ STEVEN J. KATZ
Same as above		Name:	Steven J. Katz
		Title:	Second Vice President and Associate General Counsel
MASSMUTUAL GLOBAL CBO I, LIMITED
	By:	Mass Mutual Life Insurance Co. As Collateral Manager
Address:	By:	/s/ STEVEN J. KATZ
Same as above		Name:	Steven J. Katz
		Title:	Second Vice President and Associate General Counsel

SIMSBURY CLO, LIMITED
	By:	Mass Mutual Life Insurance Co. As Collateral Manager
Address:	By:	/s/ STEVEN J. KATZ
Same as above		Name:	Steven J. Katz
		Title:	Second Vice President and Associate General Counsel
MASSMUTUAL CORPORATE VALUE PARTNERS LIMITED
	By:	Mass Mutual Life Insurance Co. As Investment Manager
Address:	By:	/s/ STEVEN J. KATZ
Same as above		Name:	Steven J. Katz
		Title:	Second Vice President and Associate General Counsel

BARCLAYS BANK PLC
Address:	By:	/s/ STEVEN LANDZBERG
Barclays Capital 222 Broadway Avenue, 10th Floor New York, New York 10038		Name: Title:	Steven Landzberg Director

DELAWARE STREET CAPITAL, L.L.C.
Address:	By:	/s/ ANDREW G. BLUHM
900 N. Michigan Avenue Chicago, IL 60611 Phone: (312) 915-2842 Fax: (312) 915-3053		Name: Title:	Andrew G. Bluhm Managing Partner

CREDIT SUISSE ASSET MANAGEMENT, LLC
Address:	By:	/s/ PHILIP L. SCHANTZ
15th Floor 466 Lexington Avenue New York, NY 10017-3140		Name: Title:	Philip L. Schantz Director

CSAM-SYDNEY CSAM HIGH GRADE BOND FUND
POLICEMEN & FIREMEN RETIRE SYSTEM—DETROIT
DIOCESE OF BUFFALO FIXED
EXIDE CORP MASTER RETIREMENT TR—FIXED
FIARFAX CTY URS—FIXED INCOME PORTFOLIO
CREDIT SUISSE ASSET MANAGEMENT INCOME FD
PUBLIC EMPLOYEES RETIREMENT SYS OF IDAHO
MEDIOLANUM TOP MANAGERS GLOBAL HY FUND
NESTLE USA
CITY OF NEW YORK EMP RET SYS HIGH YIELD
CITY OF NEW YORK POLICE PEN FD HIGH YLD
CITY OF NEW YORK TEACHER'S RETIREMENT SYSTEM
NORTHWESTERN UNIVERSITY
HYP—FONDS (NY)
PE CORPORATION (NY)
CREDIT SUISSE INSTITUTIONAL U.S. CORE
CREDIT SUISSE INSTITUTIONAL HIGH YIELD
NABISCO FOODS
RJR TOBACCO CO—DOMESTIC HIGH YIELD
SAKS FIFTH AVENUE PENSION PLAN
SEI GLOBAL—HIGH YIELD FIXED INCOME
UNITED PARCEL SERVICE RETIREMENT PLAN
MATSUSHITA ELECTRIC EMP. PENSION PLAN
UNIVERSITY OF MARYLAND
NORTHROP GRUMMAN CORP—HY PORTFOLIO
TOYOTA MOTOR EMPLOYEES PENSION
CREDIT SUISSE FIXED INCOME FUND
CS GLOBAL CORE PLUS FIXED INCOME MOTHER
CREDIT SUISSE HIGH YIELD BOND FUND
DIOCESE OF BUFFALO
DIOCESE OF BUFFALO
WESTMORELAND COUNTY
CS GLOBAL FIXED INCOME FUND

CSAM HY FOCUS
Address:	By:	/s/ ANDREW H. MARSHAK
466 Lexington Avenue, 14th Floor New York, NY 10017		Name: Title:	Andrew H. Marshak Authorized Signatory
BEACBO-1
Address:	By:	/s/ ANDREW H. MARSHAK
Same as above		Name:	Andrew H. Marshak
		Title:	Authorized Signatory
BEACBO-2
Address:	By:	/s/ ANDREW H. MARSHAK
Same as above		Name:	Andrew H. Marshak
		Title:	Authorized Signatory

DEBT STRATEGIES FUND, INC.
By:	/s/ KEVIN BOOTH
	Name:	Kevin Booth
	Title:	Authorized Signatory
MASTER U.S. HIGH YIELD TRUST
By:	/s/ VINCENT LATHBURY
	Name:	Vincent Lathbury
	Title:	Authorized Signatory
MERRILL LYNCH VARIABLE SERIES FUND, INC.—MERRILL LYNCH HIGH CURRENT INCOME FUND
By:	/s/ VINCENT LATHBURY
	Name:	Vincent Lathbury
	Title:	Authorized Signatory
MERRILL LYNCH GLOBAL CURRENCY BOND SERIES—U.S. HIGH YIELD PORTFOLIO
By:	Merrill Lynch Investment Managers, L.P. as Investment Advisor
By:	/s/ VINCENT LATHBURY
	Name:	Vincent Lathbury
	Title:	Authorized Signatory

PUTNAM HIGH YIELD TRUST
PUTNAM HIGH YIELD ADVANTAGE FUND
PUTNAM VARIABLE TRUST—PUTNAM VT
    HIGH YIELD TRUST
PUTNAM MASTER INCOME TRUST
PUTNAM PREMIER INCOME TRUST
PUTNAM MASTER INTERMEDIATE
    INCOME TRUST
PUTNAM DIVERSIFIED INCOME TRUST
PUTNAM FUNDS TRUST—PUTNAM HIGH
    YIELD TRUST II
PUTNAM MANAGED HIGH YIELD TRUST
PUTNAM STRATEGIC INCOME FUND
PUTNAM VARIABLE TRUST—PUTNAM VT
    DIVERSIFIED INCOME FUND
TRAVELERS SERIES FUND, INC.—PUTNAM
DIVERSIFIED INCOME PORTFOLIO
By:	Putnam Investment Management, LLC
By:	/s/ JOHN R. VERANI
	Name:	John R. Verani
	Title:	Senior Vice President
PUTNAM HIGH YIELD MANAGED TRUST PUTNAM HIGH YIELD FIXED IMCOME FUND, LLC
By:	Putnam Fiduciary Trust Company
By:	/s/ JOHN R. VERANI
	Name:	John R. Verani
	Title:	Senior Vice President
STRATEGIC GLOBAL FUND—HIGH YIELD FIXED INCOME (PUTNAM) FUND PUTNAM WORLD TRUST II—PUTNAM YIELD BOND FUND MARSH & MCLENNAN COMPANIES, INC. U.S. RETIREMENT FUND
By:	The Putnam Advisory Company, LLC
By:	/s/ JOHN R. VERANI
	Name:	John R. Verani
	Title:	Senior Vice President

GREAT POINT CLO 1999-1 LTD.
By:	Sankaty Advisors, As Collateral Manager
By:	/s/ TIM BARNS
	Name:	Tim Barns
Title:
GREAT POINT CBO 1998-1 LTD.
By:	Sankaty Advisors, As Collateral Manager
By:	/s/ TIM BARNS
	Name:	Tim Barns
Title:
BRANT POINT CLO 1999-1, LTD.
By:	Sankaty Advisors, As Collateral Manager
By:	/s/ TIM BARNS
	Name:	Tim Barns
Title:

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EXHIBIT 10.2
FORBEARANCE AGREEMENT